Exhibit 10.1

AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT AND EXTENSION AGREEMENT

THIS AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT AND EXTENSION AGREEMENT (this “Amendment”), dated as of November 19, 2019, is entered into by and among ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership (the “Borrower”), SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership (the “Guarantor”), the Lenders (as defined below) party hereto constituting the Majority Lenders, the Lenders party hereto constituting the Consenting Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a 364-Day Credit Agreement, dated as of December 1, 2017 (as amended by that certain Amendment No. 1 to 364-Credit Agreement, Joinder and Extension Agreement, dated as of October 19, 2018, and as amended, restated, supplemented or otherwise modified prior to the Amendment No. 2 Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement, with such amendments becoming effective on the Amendment No. 2 Effective Date;

WHEREAS, the Borrower desires to extend the Maturity Date for a period of 364 days, such extension to be effective as of the Second Extension Effective Date (as defined below);

WHEREAS, each Lender party hereto as a “Consenting Lender” is willing to extend the Existing Maturity Date applicable to it by 364 days on the Second Extension Effective Date, subject to the terms and conditions set forth in the Credit Agreement and below; and

WHEREAS, the Lenders party hereto constituting Majority Lenders (including all Consenting Lenders as of the Amendment No. 2 Effective Date) and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.    Amendment No. 2 Effective Date Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Amendment No. 2 Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)    Section 1.01 of the Existing Credit Agreement shall be amended to add the following defined terms:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b)    A new Section 1.07 shall be added to the Existing Credit Agreement to read as follows:

1.07 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a subsidiary, Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(c)    A new Section 10.23 shall be added to the Existing Credit Agreement to read as follows:

10.23 Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Subsidiary, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Subsidiary, that none of the Administrative Agent or any Arranger is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 3.    Conditions to Amendment No. 2 Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment shall become effective on the date on which the following conditions have been met (such date, the “Amendment No. 2 Effective Date”):

(a)    counterparts of this Amendment (including by facsimile or other electronic transmission), duly executed by the Borrower, the Guarantor, the Administrative Agent and the Lenders which constitute Majority Lenders (including each Consenting Lender as of the Amendment No. 2 Effective Date) have been delivered to the Administrative Agent;

(b)    all fees required to be paid on the Amendment No. 2 Effective Date (including fees required to be paid pursuant to that certain Fee Letter, dated October 29, 2019 and by and among the Borrower, the Administrative Agent and the other parties thereto), and all reasonable and documented out-of-pocket expenses required to be reimbursed in accordance with the Credit Agreement for which invoices have been presented to Borrower (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) prior to the Amendment No. 2 Effective Date have been paid by the Borrower; and

(c)    to the extent requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it at least three (3) Business Days prior to the Amendment No. 2 Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

Section 4.    Extension of Maturity Date.

(a)    Pursuant to Section 2.12 of the Credit Agreement, as of the Amendment No. 2 Effective Date, the Borrower notifies the Administrative Agent of its intention to exercise an Extension Option (the “Second Extension”) to extend the Existing Maturity Date for a period of 364 days to November 27, 2020, with the Second Extension to become effective on November 29, 2019 (the “Second Extension Effective Date”). This Amendment shall serve as a “Notice of Extension” referenced in Section 2.12(b) of the Credit Agreement, and the Borrower agrees that the Notice of Extension pursuant to this Amendment (i) is irrevocable and (ii) constitutes a representation by the Borrower that (A) no Event of Default or Default has occurred and is continuing and (B) the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be correct in all material respects as of such earlier date (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects)).

(b)    The Lenders party hereto as Consenting Lenders and constituting at least the Majority Lenders so consent to the Second Extension to be effective on the Second Extension Effective Date. On the Second Extension Effective Date:

(i)    the Existing Maturity Date and the Commitments of the Consenting Lenders shall be automatically extended for a period of 364 days to November 27, 2020, while the Existing Maturity Date of the Non-Consenting Lenders shall remain unchanged, and the Commitments of the Non-Consenting Lenders shall terminate on their respective Existing Maturity Date and all Loans of such Non-Consenting Lender shall be fully repaid, all as contemplated by Section 2.12(e) of the Credit Agreement, subject in all respects to the rights of the Borrower under Section 2.12(d) of the Credit Agreement.

(c)    For the avoidance of doubt, the Second Extension constitutes an “Extension Option” referenced in Section 2.12 of the Credit Agreement, and as of the Second Extension Effective Date, after giving effect to the Second Extension, the Borrower may exercise no more than one (1) additional Extension Option pursuant to Section 2.12 of the Credit Agreement. This Amendment constitutes written notice to the Borrower and all of the Lenders of all consents given pursuant to the Credit Agreement with respect to this Second Extension.

Section 5.    Second Extension Effective Date Adjustment. Upon the occurrence of the Second Extension Effective Date, (a) each Lender that holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to the Second Extension) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Applicable Percentage (after giving effect to the Second Extension) of all Loans, and (b) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Loans shall not exceed such Lender’s Commitment (after giving effect to the Second Extension).

Section 6.    Ratification and Affirmation. Each of the Borrower and the Guarantor hereby (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein.

Section 7.    Representations and Warranties. Each of the Borrower and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder, (ii) this Amendment, when duly executed and delivered, will be a legal, valid and binding obligation of the Borrower or the Guarantor, as applicable, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights, and (iii) as of the Amendment No. 2 Effective Date, all of the information included in the Beneficial Ownership Certification is true and correct.

Section 8.    Effect of Amendment. From and after the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.

Section 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14(b), (c) and (d) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 10.    Miscellaneous. Section 10.10 (Counterparts; Integration; Effectiveness), Section 10.12 (Severability), and Section 10.15 (Waiver of Jury Trial) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 11.    No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 12.    Successors and Assigns. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENERGY TRANSFER OPERATING, L.P.

By: Energy Transfer Partners GP, L.P.,
its general partner

By: Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

GUARANTOR:

SUNOCO LOGISTICS PARTNERS
OPERATIONS L.P.

By: Sunoco Logistics Partners GP LLC

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, a Lender and a Consenting Lender

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

Bank of America, N.A.,
as a Consenting Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

BARCLAYS BANK, PLC,
as a Consenting Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

Citibank, N.A.,
as a Consenting Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Consenting Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Consenting Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

JPMORGAN CHASE BANK, N.A.,
as a Consenting Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

MIZUHO BANK, LTD.,
as a Consenting Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

PNC BANK, NATIONAL ASSOCIATION
as a Consenting Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

ROYAL BANK OF CANADA,
as a Consenting Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

SUNTRUST BANK,
as a Consenting Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

MUFG Bank, Ltd,
as a Consenting Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Consenting Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

BMO Harris Bank N.A.
as a Consenting Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

Canadian Imperial Bank of Commerce, New York Branch,
as a Consenting Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

BBVA USA,
as a Consenting Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Consenting Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

Fifth Third Bank, National Association
as a Consenting Lender

By:	/s/ Richard Butler
Name:	Richard Butler
Title:	Senior Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

GOLDMAN SACHS BANK USA,
as a Consenting Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

HSBC BANK USA, N.A.,
as a Consenting Lender

By:	/s/ Balaji Rajgopal
Name:	Balaji Rajgopal
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

_Morgan Stanley Senior Funding, Inc._,
as a Consenting Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

Natixis, New York Branch,
as a Consenting Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

SUMITOMO MITSUI BANKING CORPORATION,
as a Consenting Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Executive Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

THE BANK OF NOVA SCOTIA - HOUSTON BRANCH,
as a Consenting Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)

U.S. BANK NATIONAL ASSOCIATION,
as a Consenting Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement

(Energy Transfer Operating, L.P.)